Subject to Revision

Term Sheet Dated May 14, 2004

$95,000,000 (Approximate) Lehman Home Equity Loan Trust 2004-3

Lehman Home Equity Loan Asset-Backed Certificates, Series 2004-3

Home Loan and Investment Bank, F.S.B

Seller and Servicer

Lehman ABS Corporation

Depositor

Ambac Assurance Corporation

Certificate Insurer

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Trading	Charlie Spero	(212) 526-6870
	Ross Shapiro	(212) 526-6870

Residential Mortgage Finance	Sam Tabet	(212) 526-7512
	Matt Lewis	(212) 526-7447
	Christina Barretto	(212) 526-2185

Structuring	Dennis Tsyba	(212) 526-1102

LEHMAN BROTHERS

         Residential Mortgage Finance

Lehman Home Equity Loan Trust 2004-3

To Maturity

Class	Approximate Size	Type	Benchmark	Est. WAL (yrs) (1)	Est. Prin. Window (mos) (1)	Expected Final Maturity (1)	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	$[95,000,000]	Flt – PT	1m LIBOR	3.13	1 – 349	06/15/33	08/15/35	AAA/Aaa

To 10% Optional Redemption (“Call”) (3)

Class	Approximate Size	Type	Benchmark	Est. WAL (yrs) (1)	Est. Prin. Window (mos) (1)	Expected Final Maturity (1)	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	$[95,000,000]	Flt – PT	1m LIBOR	2.84	1 – 86	07/15/11	08/15/35	AAA/Aaa

Pricing Speed

The Class A Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes 27% CPR for all the Adjustable Rate Mortgage Loans and 23% CPR for all the Fixed Rate Mortgage Loans.

(1)

Run at the Pricing Speed.

(2)

The Stated Final Maturity Date with respect to the Certificates is the Distribution Date thirteen months following the latest possible maturity date of a Mortgage Loan in the pool which amortizes according to its terms.  On the Stated Final Maturity Date, holders of the Certificates will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Certificates.

(3)

The Servicer may exercise its right to redeem the Certificates when the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans as of the Closing Date plus the initial amount deposited in the Pre-Funding Account.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Net Funds Cap Rate Schedule (1)(2)

Month	Net Funds Cap Rate (%)	Month	Net Funds Cap Rate (%)
1	9.900	31	8.869
2	6.270	32	8.582
3	6.068	33	8.690
4	6.069	34	9.849
5	6.272	35	9.485
6	6.070	36	9.801
7	6.273	37	9.484
8	6.071	38	9.799
9	6.071	39	9.607
10	6.722	40	9.774
11	6.072	41	10.707
12	6.275	42	10.361
13	6.073	43	10.705
14	6.276	44	10.359
15	6.074	45	10.473
16	6.075	46	11.361
17	6.278	47	11.215
18	6.076	48	11.587
19	6.279	49	11.212
20	6.077	50	11.585
21	6.086	51	11.323
22	6.739	52	11.478
23	7.487	53	12.069
24	7.737	54	11.678
25	7.487	55	12.066
26	7.737	56	11.676
27	7.738	57	11.718
28	7.992	58	13.067
29	8.870	59	11.801
30	8.583	60	12.193

(1)

Based on 6-month LIBOR of 20% for each period.

(2)

Assumed 100% of the Prepayment Assumption as described on page 2.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Preliminary Summary of Terms
Issuer:	Lehman Home Equity Loan Trust 2004-3 (the “Trust”).
Title of Certificates:	Lehman Home Equity Loan Asset-Backed Certificates, Series 2004-3.
Originator and Servicer:	Home Loan and Investment Bank, F.S.B.
Depositor:	Lehman ABS Corporation.
Sole Underwriter:	Lehman Brothers Inc.
Trustee:	Deutsche Bank National Trust Company.
Certificate Insurer:	Ambac Assurance Corporation (the “Insurer”). The Insurer will guarantee timely payments of principal and interest and ultimate payment of principal on the Certificates.
Transaction Size:	$95,000,000 (subject to a variance of +/- 5%).
Mortgage Loans:

The collateral will consist of fixed and adjustable rate, first and second lien mortgage loans.

As of the Cut-Off Date, the aggregate loan balance of the mortgage loans is $64,878,932.  Approximately $6,731,068 of additional mortgage loans will be delivered to the Trust on or before the Closing Date.  The remaining approximately $23,750,000 of mortgage loans will be pre-funded and delivered to the Trust within 90 days from the Closing Date.   Approximately $11,875,000 is expected to be delivered to the Trust in June 2004 and the remaining approximately $11,875,000 is expected to be delivered to the Trust in July 2004.

For Collateral Statistics, please see the “Collateral Summary” herein.

Ratings:	The Class A Certificates are expected to receive the ratings from Standard & Poor’s and Moody’s Investors Services as described on page 2.
Cut-Off Date:	April 30, 2004.
Pricing Date:	The week of May 17, 2004.
Closing Date:	On or about May 27, 2004.
Class A Certificates:	$95,000,000 Class A Certificates. Subject to a variance of +/- 5%.
Distribution Date:	15th of each month, or if such date is not a business day, the next succeeding business day. (First Distribution Date: June 15, 2004).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Preliminary Summary of Terms
Pre-Funding:

On the Closing Date, approximately $23,750,000 will be deposited into an account designated the pre-funding account (the “Pre-Funding Account”).  This amount will be funded with proceeds from the securitization.  During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the Trust to buy mortgage loans from the Seller from time to time.

The pre-funding period (the “Pre-Funding Period”) will be the period from the Closing Date to the earliest of (i) the date on which the amount on the Pre-Funding Account is less than $100,000, (ii) August 25, 2004, and (iii) the occurrence of a servicer default under the servicing agreement.

The mortgage loans sold to the Trust will conform to certain specified collateral characteristics described in the prospectus supplement.

Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture.  Any amounts remaining in the Pre-Funding account at the end of the Pre-Funding Period will be used to make a principal payment on the Certificates on the immediately following Distribution Date.

Capitalized Interest Account:

On the Closing Date, part of the proceeds of the sale of the Certificates will be deposited into an account (the “Capitalized Interest Account”), which will be held by the Indenture Trustee.  Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Distribution Date during the Pre-Funding Period to cover any shortfall in interest payments on the Certificates due to the pre-funding feature.  Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the Seller.

Delay Days:	0 day delay.
Day Count:	Actual/360.
Interest Accrual Period:	Interest accrues from the immediately preceding Distribution Date (or the Closing Date with respect to the first Distribution Date) through the day prior to the related Distribution Date.
Due Period:	The calendar month immediately preceding a Distribution Date.
Class A Certificate Rate:

LIBOR + [ ]%, subject to a maximum equal to the Net Funds Cap Rate on such Distribution Date, provided that on any Distribution Date after the Optional Clean-up Call Date, the margin on the Class A Certificates will double from its initial level.

Class A Formula Rate:	With respect to the Class A Certificates, a per annum rate equal to one-month LIBOR plus the applicable margin.
Optimal Interest Amount:

On each Distribution Date, the product of (A) (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Collection Period divided by (y) 12 and (B) the Mortgage Loan Balance as of the beginning of the related Due Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Preliminary Summary of Terms
Net Mortgage Rate:	With respect to any Mortgage Loan, the per annum mortgage rate thereon minus (1) the Servicing Fee Rate, (ii) the Trustee Fee Rate, and (iii) the Insurer Premium Fee Rate.
Credit Enhancement:	The credit enhancement provided for the benefit of the Certificateholders will consist of: • Excess Interest; • Reserve Account; and • The Insurance Policy.
Excess Interest:	Excess interest equals available funds remaining after application of payments pursuant to clauses (i) to (vi) under Payment Priority below.
Reserve Account:

On the Closing Date, the initial amount of the Reserve Account is $0.  On each Distribution Date, the Excess Interest will be deposited in the Reserve Account by the Certificate Insurer until the Reserve Account Target is reached.

Initial:

0.00%

Target:

2.90% of initial certificate balance.

Floor:

0.50% of initial certificate balance.

Stepdown:

5.80% of current pool balance.

Stepdown Date:

The stepdown date is the later of (i) the Distribution Date in June 2006, and (ii) the first Distribution Date on which the aggregate principal balance of the mortgage loans is less than 50% of the sum of (a) initial aggregate principal balance of the mortgage loans as of the Closing Date and (b) the initial amount deposited in the Pre-Funding Account.

Interest Distributions:

On each Distribution Date, the Class A Certificates will be entitled to receive interest at the Class A Certificate Rate for the applicable Interest Accrual Period together with any applicable Class A Carryforward Interest.  Interest entitlements on the Certificates will be reduced by any Civil Relief Shortfalls and further reduced by any Compensating Interest not covered by either the related Servicing Fee or Excess Interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Preliminary Summary of Terms
Payment Priority:

On each Distribution Date, the Trustee will make distributions from amounts received from the mortgage loans, to the extent of funds on deposit in the distribution account, as follows:

(i)

to pay the Servicing Fee, Trustee Fee and Insurer Premium Fee;

(ii)

to the holders of the Class A Certificates, Current Interest and Class A Carryforward Interest;

(iii)

to the holders of the Class A Certificates, an amount equal to the principal collections from the Mortgage Loans for such Distribution Date;

(iv)

to the Certificate Insurer an amount equal to the sum of (1) an amount sufficient to reimburse the Certificate Insurer to the extent of any unreimbursed Insured Amounts, with interest thereon at the rate specified in the Insurance Agreement, and (2) certain amounts owed to the Certificate Insurer pursuant to the Insurance Agreement in respect of the mortgage loans;

(v)

to the Servicer previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling & Servicing Agreement

(vi)

to the Servicer, the amount of related non-recoverable advances not previously reimbursed;

(vii)

to the Reserve Account, the excess, if any, of the Reserve Account Target over the amount on deposit therein;

(viii)

to the holders of the Class A Certificates, the Unpaid Basis Risk Shortfall; and

(ix)

to the Class R Certificateholders, the balance, if any.

Insured Payment Amount:

With respect to any Distribution Date prior to the Distribution Date in August 2035, the Insurer will guarantee a payment equal to the amount, if any, by which (a) the Class A Certificate principal balance (after giving effect to all payments of principal on the Class A Certificates on such Distribution Date, but without giving effect to payments under the Policy to be made on such Distribution Date) exceeds (b) the Invested Amount as of the end of the related Due Period.  With respect to the Distribution Date in August 2035, the Insurer will guarantee a payment equal to the outstanding Class A Certificate principal balance.

Current Interest:	The interest accrued during the related Accrual Period at the applicable Class A Certificate Rate.
Class A Carryforward Interest:

The Class A Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A Certificates on such immediately preceding Distribution Date and (b) actual days' interest on the amount described in clause (a), calculated at the Class A Certificate Rate, plus any Class A Carryforward Interest remaining unpaid for the prior Distribution Date.

Basis Risk Shortfall:

To the extent that (a) the amount of interest payable on the Class A Certificates at the Class A Formula Rate exceeds (b) the applicable Net Funds Cap Rate (such excess, a “Basis Risk Shortfall”), the Class A Certificates will be entitled to the amount of such Basis Risk Shortfall, plus interest thereon at the applicable Class A Formula Rate.  Such amounts are payable to the extent of available funds as described herein.

The “Unpaid Basis Risk Shortfall” for the Class A Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for all previous Distribution Dates, together with interest thereon at the applicable Class A Certificate Rate and Basis Risk Shortfall on such Distribution Date, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls prior to such Distribution Date.

Insurance Premium Fee:	0.18% per annum, payable monthly (the “Insurer Premium Fee Rate”).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Preliminary Summary of Terms
Trustee Fee:	0.02% per annum, payable monthly (the “Trustee Fee Rate”).
Servicing Fee:	0.50% per annum, payable monthly (the “Servicer Fee Rate”).
Servicer Advances:

The servicer will make cash advances with respect to delinquent payments of interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future collections on the mortgage loans. These cash advances are only intended to maintain a regular flow of interest on the certificates and are not intended to guarantee or insure against losses.

Optional Clean-up Call Date:

A principal payment may be made to redeem the Notes upon the exercise by the Servicer of its option to purchase the mortgage loans in the Trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans as of the Closing Date plus the initial amount deposited in the Pre-Funding Account. The purchase price payable by the Servicer for the mortgage loans will be the sum of:

•

the aggregate outstanding principal balance of the mortgage loans, and the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the Distribution date of this purchase; and

•

all amounts due and owing the Insurer.

The margin on the Class A Certificates will increase to two times the original margin if the 10% clean-up call is not exercised.

Clearing:	Book-entry through DTC, Euroclear or Clearstream.
Denomination:	Minimum: $25,000; increments of $1in excess thereof.
Tax Status:	REMIC for Federal income tax purposes.
ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Class A Certificates are not expected to be SMMEA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Sensitivity Analysis – To Maturity

% of Prepayment Assumption	50%	75%	100%	125%	150%
Window (Months)	1-349	1-349	1-349	1-349	1-346
Weighted Average Life (Years)	6.05	4.20	3.13	2.45	1.97

Sensitivity Analysis – To Maturity

% of Prepayment Assumption	50%	75%	100%	125%	150%
Window (Months)	1-166	1-116	1-86	1-67	1-54
Weighted Average Life (Years)	5.61	3.83	2.84	2.21	1.78

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Total Number of Loans	720	Geographic Distribution
Total Outstanding Loan Balance	$64,878,932	(Other States account individually for less then
Average Loan Balance	$90,110	5.00% of the Cut-Off Date aggregate
Fixed Rate	9.64%	principal balance)
Adjustable Rate	90.36%	New York	32.96%
Prepayment Penalty Coverage	91.42%	Rhode Island	14.92%
Weighted Average Coupon	6.970%	Massachusetts	10.75%
Weighted Average Margin	5.580%	Pennsylvania	6.38%
Weighted Average Initial Periodic Cap	2.361%	Texas	6.23%
Weighted Average Periodic Cap	1.000%	Virginia	5.81%
Weighted Average Maximum Rate	13.535%	Connecticut	5.39%
Weighted Average Floor	6.585%
Weighted Average Original Term (mo.)	329	Largest Zip Code Concentration
Weighted Average Remaining Term (mo.)	327	02889 - Warwick, RI	1.60%
Weighted Average LTV	62.52%
Weighted Average CLTV	69.16%	Occupancy Status
Weighted Average FICO	617	Primary Home	95.22%
Weighted Average DTI	40.04%	Second Home	4.78%

Product Type		Loan Purpose
2/28 ARM (Libor)	84.31%	Cash Out Refinance	99.08%
3/27 ARM (Libor)	6.05%	Purchase	0.92%
Fixed Rate	9.64%
		Lien Position
Prepayment Penalty (years)		First Lien	87.03%
None	8.58%	Second Lien	12.97%
3	91.42%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Product Type
Product Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2/28 ARM (Libor)	560	$54,697,763.86	84.31%
3/27 ARM (Libor)	55	3,927,422.72	6.05
Fixed Rate	105	6,253,745.51	9.64
Total:	720	$64,878,932.09	100.00%

Scheduled Principal Balances
Scheduled Principal Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.01 - 50,000.00	286	$9,194,564.11	14.17%
50,000.01 - 100,000.00	218	15,298,678.07	23.58
100,000.01 - 150,000.00	95	11,756,840.84	18.12
150,000.01 - 200,000.00	50	8,555,262.47	13.19
200,000.01 - 250,000.00	35	7,801,557.58	12.02
250,000.01 - 300,000.00	20	5,498,390.25	8.47
300,000.01 - 350,000.00	7	2,257,233.11	3.48
350,000.01 - 400,000.00	1	352,000.00	0.54
400,000.01 - 450,000.00	2	852,700.00	1.31
450,000.01 - 500,000.00	3	1,425,859.56	2.20
500,000.01 - 550,000.00	1	524,501.85	0.81
600,000.01 - 650,000.00	1	636,344.25	0.98
700,000.01 - 750,000.00	1	725,000.00	1.12
Total:	720	$64,878,932.09	100.00%

Minimum:

$9,690.27

Maximum:

$725,000.00

Average:

$90,109.63

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Mortgage Rates
Mortgage Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.500	52	$6,703,373.98	10.33%
5.501 - 6.000	100	11,293,705.67	17.41
6.001 - 6.500	100	12,154,001.68	18.73
6.501 - 7.000	105	9,863,703.51	15.20
7.001 - 7.500	66	6,808,116.82	10.49
7.501 - 8.000	95	7,430,061.72	11.45
8.001 - 8.500	53	3,021,863.98	4.66
8.501 - 9.000	52	3,112,428.12	4.80
9.001 - 9.500	44	2,631,712.78	4.06
9.501 - 10.000	19	874,946.64	1.35
10.001 - 10.500	16	486,290.03	0.75
10.501 - 11.000	8	252,136.11	0.39
11.001 - 11.500	3	90,242.13	0.14
11.501 - 12.000	2	44,398.38	0.07
12.001 - 12.500	3	80,510.55	0.12
12.501 - 13.000	1	14,882.07	0.02
13.001 - 13.500	1	16,557.92	0.03
Total:	720	$64,878,932.09	100.00%

Minimum:

5.150%

Maximum:

13.400%

Weighted Average:

6.970%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Original Terms to Stated Maturity
Original Term (months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
60 - 180	133	$5,458,081.74	8.41%
181 - 240	142	7,874,469.05	12.14
241 - 300	2	91,664.76	0.14
301 - 360	443	51,454,716.54	79.31
Total:	720	$64,878,932.09	100.00%

Minimum:

60

Maximum:

360

Weighted Average:

329

Remaining Terms to Stated Maturity
Stated Remaining Term (months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 180	133	$5,458,081.74	8.41%
181 - 240	142	7,874,469.05	12.14
241 - 300	2	91,664.76	0.14
301 - 360	443	51,454,716.54	79.31
Total:	720	$64,878,932.09	100.00%

Minimum:

56

Maximum:

360

Weighted Average:

327

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Original Combined Loan-to-Value Ratio
Original Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.01 - 10.00	3	$107,017.66	0.16%
10.01 - 20.00	16	808,288.51	1.25
20.01 - 30.00	30	1,565,247.98	2.41
30.01 - 40.00	39	2,793,196.06	4.31
40.01 - 50.00	48	3,348,929.34	5.16
50.01 - 60.00	74	7,096,757.96	10.94
60.01 - 70.00	132	10,959,501.95	16.89
70.01 - 80.00	241	23,913,485.05	36.86
80.01 - 90.00	136	14,261,546.74	21.98
90.01 - 100.00	1	24,960.84	0.04
Total:	720	$64,878,932.09	100.00%

Minimum:

4.62%

Maximum:

94.36%

Weighted Average:

69.16%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Original FICO
Original FICO	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 499	12	$1,138,658.09	1.76%
500 - 519	6	399,725.40	0.62
520 - 539	23	1,789,802.20	2.76
540 - 559	68	5,634,312.26	8.68
560 - 579	85	6,303,381.02	9.72
580 - 599	107	10,767,425.30	16.60
600 - 619	99	9,795,042.62	15.10
620 - 639	103	8,908,815.52	13.73
640 - 659	82	7,784,636.30	12.00
660 - 679	60	5,452,973.69	8.40
680 - 699	28	3,092,853.94	4.77
700 - 719	20	1,692,737.44	2.61
720 >=	27	2,118,568.31	3.27
Total:	720	$64,878,932.09	100.00%

Minimum:

453

Maximum:

810

Weighted Average:

617

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Loan Purpose
Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	715	$64,278,899.66	99.08%
Purchase	5	600,032.43	0.92
Total:	720	$64,878,932.09	100.00%

Property Type
Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
SF Detached	523	$44,988,549.31	69.34%
2-4 Family	94	11,419,119.92	17.60
SF Attached	49	3,458,133.70	5.33
Condo	14	1,573,287.82	2.42
PUD Detached	17	1,194,588.61	1.84
PUD Attached	12	1,067,439.81	1.65
Manufactured Housing	6	441,514.27	0.68
5+ Family	2	313,738.36	0.48
Mixed Use	1	270,000.00	0.42
Townhouse	2	152,560.29	0.24
Total:	720	$64,878,932.09	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

State
State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
New York	163	$21,382,347.22	32.96%
Rhode Island	100	9,682,040.53	14.92
Massachusetts	73	6,971,758.14	10.75
Pennsylvania	68	4,138,807.97	6.38
Texas	69	4,039,083.37	6.23
Virginia	45	3,769,255.86	5.81
Connecticut	44	3,497,027.93	5.39
Maryland	34	2,471,547.56	3.81
Michigan	29	1,951,694.18	3.01
New Hampshire	23	1,938,890.88	2.99
Maine	25	1,500,884.24	2.31
Minnesota	8	908,659.47	1.40
Georgia	9	569,986.42	0.88
Illinois	9	566,184.91	0.87
Ohio	8	471,017.56	0.73
Colorado	1	210,366.66	0.32
Indiana	3	184,086.96	0.28
Nevada	2	167,000.00	0.26
Florida	3	149,347.64	0.23
Delaware	2	142,365.45	0.22
California	1	129,710.21	0.20
Oregon	1	36,868.93	0.06
Total:	720	$64,878,932.09	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

         Residential Mortgage Finance

Collateral Summary
The collateral statistics are listed below as of the Cut-Off Date.

Prepayment Penalty Term
Prepay Penalty Term (Years)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
None	101	$5,566,368.37	8.58%
3	619	59,312,563.72	91.42
Total:	720	$64,878,932.09	100.00%

Documentation Type
Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	720	$64,878,932.09	100.00%
Total:	720	$64,878,932.09	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).